SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C.  20549

                        ________________________________________

                                        FORM 8-K

                                     CURRENT REPORT
                        ________________________________________

             Pursuant to Section 13 or 15(d) of the Securities Exchange Act
                                        of 1934


             Date of Report (Date of earliest event reported): June 13, 1994


                                 SHAWMUT NATIONAL CORPORATION
                   (Exact Name of Registrant as Specified in Charter)


                      Delaware            1-10102           06-1212629
                      (State or other     (Commission File  (IRS Employer
                      jurisdiction of     Number)           Identification No.)
                      Incorporation)



                     777 Main Street, Hartford, Connecticut          06115
                     One Federal Street, Boston, Massachusetts       02211
                     (Address of principal executive offices)       (Zip Code)


             Registrant's telephone number, including area code: (203) 986-2000
                                                                 (617) 292-2000


                                     Not Applicable
             (Former Name or Former Address, if Changed Since Last Report)

                                      Page 1 of 8
                            Exhibit Index located on Page 4

             ITEM 5.   OTHER EVENTS.

                       On June 13, 1994, Shawmut National Corporation issued a press release relating to its proposed acquisition of Northeast Federal Corp. A copy of the press release is attached hereto as Exhibit 99 and is incorporated herein by reference.


             ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                       The following exhibits are filed with this Current Report on Form 8-K:


             EXHIBIT
             NUMBER                   DESCRIPTION

             99 Press Release of Shawmut National Corporation, dated June 13, 1994.

                                       SIGNATURES

                  Pursuant to the requirements of the Securities exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           SHAWMUT NATIONAL CORPORATION





                                           By:   (Joel B. Alvord)
                                                 ----------------------------
                                                  Joel B. Alvord
                                                  Chairman and Chief Executive
                                                  Officer

             Dated:  June 13, 1994

                                     EXHIBIT INDEX


             EXHIBIT                      DESCRIPTION            PAGE NUMBER
             NUMBER

             99               Press Release of the Company,
                               dated June 13, 1994                    5







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